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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                  May 19, 2005

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                                 AUTODESK, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                  000-14338               94-2819853
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 (State or other jurisdiction   (Commission File Number)     (IRS Employer
        of incorporation)                                  Identification No.)

                               111 McInnis Parkway
                          San Rafael, California 94903
          (Address of principal executive offices, including zip code)

                          (415) 507-5000 (Registrant's
                     telephone number, including area code)

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On May 19, 2005, Autodesk, Inc. issued a press release reporting its results for the three months ended April 30, 2005. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

EXHIBIT NO.   DESCRIPTION
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99.1          Press Release, dated as of May 19, 2005, entitled "Autodesk First
              Quarter Earnings Per Share Increase 72 Percent; Raises Guidance for Second Quarter and Fiscal Year."

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   AUTODESK, INC.

                                                   By: /s/ Alfred J. Castino
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                                                       Alfred J. Castino
                                                       Senior Vice President and
                                                       Chief Financial Officer

Date:  May 19, 2005

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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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99.1          Press Release, dated as of May 19, 2005, entitled "Autodesk First
              Quarter Earnings Per Share Increase 72 Percent; Raises Guidance for Second Quarter and Fiscal Year."

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